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                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

         Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of The Golden Cycle Gold Corporation (the "Company") hereby certifies, to such officer's knowledge, that:

         (i) the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

         (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  November 14, 2002                      /s/ R. Herbert Hampton
                                               --------------------------------
                                               R. Herbert Hampton
                                               President, C.E.O and Treasurer
                                               (as both a duly authorized
                                               officer of Registrant and as
                                               principal financial officer of
                                               Registrant)